UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2018

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

671 N. Glebe Road, Suite 800, Arlington, Virginia	22203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 329-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                           Other Events.

On March 15, 2018, AvalonBay Communities, Inc. (the “Company”) priced a public offering (the “Offering”) of an aggregate of $300,000,000 principal amount of its 4.35% Medium-Term Notes due 2048 (the “Notes”).

The Offering was made pursuant to a Pricing Supplement dated March 15, 2018, a Prospectus Supplement dated February 23, 2018 and a Prospectus dated February 23, 2018 relating to the Company’s Shelf Registration Statement on Form S-3 (File No. 333-223183).  The Terms Agreement, dated March 15, 2018, by and among the Company and UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the agents named therein, is filed as Exhibit 1.1 to this report.

The Notes were issued under an Indenture between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), dated as of February 23, 2018 and a First Supplemental Indenture between the Company and the Trustee, dated as of March 26, 2018.

The Notes bear interest from March 26, 2018, with interest on the Notes payable semi-annually on April 15 and October 15, beginning on October 15, 2018.  The Notes will mature on April 15, 2048.

The Company will use the net proceeds, after estimated issuance costs, of approximately $296,212,000 from the sale of the Notes to reduce indebtedness outstanding under its $1,500,000,000 unsecured revolving credit facility and for general corporate purposes, which may include the acquisition, development and redevelopment of apartment communities and repayment and refinancing of other indebtedness. Pending such uses, the Company may invest the net proceeds from the sale of the Notes in short-term demand deposits, short-term money market funds or investment grade securities or other similar investments. Borrowings under the unsecured revolving credit facility were used to fund the acquisition, development and redevelopment of apartment communities, to repay outstanding indebtedness and for general working capital purposes.

ITEM 9.01             Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit No.	Description

1.1*	Terms Agreement, dated March 15, 2018, by and among the Company and UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the agents named therein

4.1*	First Supplemental Indenture, dated March 26, 2018, between the Company and the Trustee

5.1*	Legal Opinion of Goodwin Procter LLP, dated March 26, 2018

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

* Filed herewith

EXHIBIT INDEX

Exhibit No.	Description

1.1*	Terms Agreement, dated March 15, 2018, among the Company and the agents named therein

4.1*	First Supplemental Indenture, dated March 26, 2018, between the Company and the Trustee

5.1*	Legal Opinion of Goodwin Procter LLP, dated March 26, 2018

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

March 26, 2018

	By:	/s/ Kevin P. O’Shea
	Name:	Kevin P. O’Shea
	Title:	Chief Financial Officer